SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K
CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)           November 7, 2001
AMERICAN BANCORPORATION
(Exact name of registrant as specified in its charter)

 Ohio                 0-5893                              31-0724349
(State or other jurisdiction     (Commission         (IRS Employer
 of incorporation)             File Number)                 Identification No.)

1025 Main Street, Suite 800, Wheeling, West Virginia 26003
(Address of principal executive offices)

Registrant's telephone number, including area code:      (304) 233-5006



(Former name or former address, if changed since last report)

Item 5.	Other Events


 American Bancorporation and WesBanco, Inc. announced the execution of a First Amendment to the definitive Agreement and Plan of Merger dated February 22, 2001. The First Amendment provides for an extension of the final date for the closing of the transaction from December 31, 2001 to March 31, 2002, extends the expiration of the term to be served by certain
       American Bancorporation representatives appointed to the boards of WesBanco, Inc. and WesBanco Bank, Inc. to December 31, 2002, and provides for both institutions to perform additional due diligence.
34.



Item 7.	Financial Statements and Exhibits

(c) Exhibits

2.3	First Amendment to Agreement and Plan of Merger dated November 5, 2001

99.2	Press Release dated November 7, 2001 announcing the First Amendment to
	Agreement and Plan of Merger



SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has
duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



AMERICAN BANCORPORATION
                 (Registrant)



Date    Nov. 21, 2001					/s/ Jeremy C. McCamic
								Jeremy C. McCamic
								Chairman and
								Chief Executive Officer


Date    Nov. 21, 2001					/s/ Brent E. Richmond
								Brent E. Richmond
								President